                                                                      Exhibit 24

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard L. Thomas, Verne G. Istock, Thomas H. Jeffs II, Scott P. Marks, Jr., David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-3 relating to debt obligations of, warrants, options, rights and preferred stock of First Chicago NBD Corporation (the "Corporation") to be issued pursuant to resolutions adopted by the Board of Directors of the Corporation on December 8, 1995, and any amendments thereto (including any post-effective amendments) and any subsequent registration statement filed by the Corporation pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     Signature                                                Title
     ---------                                                -----
/s/ Terence E. Adderley                                      Director
------------------------------
Terence E. Adderley


/s/ James K. Baker                                           Director
------------------------------
James K. Baker


/s/ John H. Bryan                                            Director
------------------------------
John H. Bryan


                                                             Director
------------------------------
Siegfried Buschmann


/s/ James S. Crown                                           Director
------------------------------
James S. Crown


/s/ Maureen A. Fay, O. P.                                    Director
------------------------------
Maureen A. Fay, O. P.


/s/ Charles T. Fisher III                                    Director
------------------------------
Charles T. Fisher III


/s/ Donald V. Fites                                          Director
------------------------------
Donald V. Fites

/s/ Verne G. Istock                                          Director and Principal Executive Officer
------------------------------
Verne G. Istock


/s/ Thomas H. Jeffs II                                       Director
------------------------------
Thomas H. Jeffs II


/s/ Richard A. Manoogian                                     Director
------------------------------
Richard A. Manoogian


/s/ Scott P. Marks, Jr.                                      Director
------------------------------
Scott P. Marks, Jr.


/s/ William T. McCormick, Jr.                                Director
------------------------------
William T. McCormick, Jr.


/s/ Earl L. Neal                                             Director
------------------------------
Earl L. Neal


/s/ James J. O'Connor                                        Director
------------------------------
James J. O'Connor


/s/ Thomas E. Reilly, Jr.                                    Director
------------------------------
Thomas E. Reilly, Jr.


/s/ Patrick G. Ryan                                          Director
------------------------------
Patrick G. Ryan


/s/ Adele Simmons                                            Director
------------------------------
Adele Simmons


/s/ Richard L. Thomas                                        Director
------------------------------
Richard L. Thomas


/s/ David J. Vitale                                          Director
------------------------------
David J. Vitale

/s/ William J. Roberts                                       Principal Accounting Officer
------------------------------
William J. Roberts


/s/ Robert A. Rosholt                                        Principal Financial Officer
------------------------------
Robert A. Rosholt


Dated:  December 8, 1995